UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-23c-3
Notification of Repurchase Offer
Pursuant to Rule 23c-3 [17 CFR 270.23c-3]
1.	Investment Company Act File Number: 811-23996
Date of Notification: May 1, 2026
2.	Exact name of Investment Company as specified in registration statement:
Blackstone Private Multi-Asset Credit and Income Fund
3.	Address of principal executive office: (number, street, city, state, zip code)
Blackstone Private Multi-Asset Credit and Income Fund
345 Park Avenue
New York, NY 10154
4.	Check one of the following:
A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Lucie Enns
Lucie Enns
Chief Legal Officer

May 1, 2026
Blackstone Private Multi-Asset Credit and Income Fund
Shareholder Repurchase Offer Notice
Dear Shareholder:
This notice is to inform you of the upcoming quarterly repurchase offer by Blackstone Private Multi-Asset Credit and Income Fund (the “Fund”). If you have no need or desire to sell your shares this quarter, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.
We extend this repurchase offer to provide some liquidity to shareholders because shares of the Fund, as a closed-end interval fund, are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to sell your shares for repurchase. The Fund is offering to repurchase up to 5% of its total shares during this repurchase offer period. If total repurchase requests exceed 5% of the Fund’s total shares, the Fund may (but is not obligated to) increase the number of shares that it is offering to repurchase by up to an additional 2% of its total shares. Note that if shares requested to be repurchased exceed the number offered for repurchase, the Fund will repurchase tendered shares on a pro rata basis. In the event of an oversubscribed repurchase offer, you will be unable to liquidate some or all of your investment and will have to wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase.
Please note that the sale of shares that have been held for less than one year will be subject to an “early repurchase deduction” (except in the case of death, qualifying disability, divorce and other limited exceptions), which will reduce your proceeds by 2%. In addition, the sale of shares may also be subject to income and transfer taxes. Please review the Fund’s prospectus and contact your Authorized Intermediary (as defined below), as well as consult your tax advisor, for more information. Please remember that you are not obligated to do anything with your shares at this time if you do not need or desire to sell your shares.
This repurchase offer period begins on May 1, 2026, and ends (unless suspended or postponed) on the repurchase request deadline at 4:00 P.M. Eastern Time, on May 22, 2026.
Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, according to the terms and conditions described in the attached Repurchase Offer Statement and Repurchase Request Form and in accordance with the Fund’s currently effective prospectus.
If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:
1.
If your shares are held at your financial adviser, broker, dealer or other financial intermediary (each, an “Authorized Intermediary”), please ask your Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to submit a repurchase request for you. You may be charged a transaction fee (in addition to any early repurchase deduction charged by the Fund for certain shares held for less than one year) for this service by your Authorized Intermediary. Your Authorized Intermediary may have different requirements for making a repurchase request during the repurchase offer period. None of the Fund, Blackstone Private Credit Strategies LLC (the “Adviser”) or Blackstone Securities Partners L.P. (the “Intermediary Manager”) is responsible for any errors committed by your Authorized Intermediary in submitting a Repurchase Request for you. A shareholder who holds shares through an Authorized Intermediary should NOT submit the attached form to the Fund.

2.
If you have a direct account held with the Fund, please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, SS&C GIDS, Inc., by 4:00 P.M. Eastern Time on May 22, 2026.

All repurchase requests must be received in good order prior to 4:00 P.M. Eastern Time on May 22, 2026.
If you have questions, please call your Authorized Intermediary or the Fund at 1-844-702-1299. This Repurchase Offer Notice can also be found online at www.bmacx.com.
Sincerely,
Blackstone Private Multi-Asset Credit and Income Fund

BLACKSTONE PRIVATE MULTI-ASSET CREDIT AND INCOME FUND
REPURCHASE OFFER STATEMENT
May 1, 2026
1.
THE OFFER. Blackstone Private Multi-Asset Credit and Income Fund (the “Fund”) is offering to repurchase for cash no less than five percent (5%) of the aggregate of its issued and outstanding Class S (“Class S”), Class D (“Class D”), Class I (“Class I”) and Class I Advisory (“Class I Advisory”) common shares of beneficial interest (“shares”) as of the Repurchase Request Deadline (defined below) at a price equal to the net asset value (“NAV” or “Net Asset Value”) of such shares as of 4:00 P.M. on the Repurchase Pricing Date (defined below), less any applicable Early Repurchase Deduction (defined below) upon the terms and conditions set forth in this Repurchase Offer Statement, the Repurchase Offer Notice, the Fund’s prospectus, and the related Repurchase Request Form. Together those documents constitute the “Repurchase Offer.” The purpose of the Repurchase Offer is to provide liquidity to shareholders of the Fund. The offer is not conditioned upon the tender for repurchase of any minimum number of shares.

2.
REPURCHASE REQUEST DEADLINE. All tenders of shares for repurchase must be received in proper form by SS&C GIDS, Inc. (the “Transfer Agent”), at the address indicated in the enclosed Repurchase Request Form prior to 4:00 P.M., Eastern Time, on May 22, 2026 (the “Repurchase Request Deadline”). Repurchase Requests submitted to the Transfer Agent must be sent to the address specified in this Repurchase Offer.

3.
REPURCHASE PRICING DATE. The price for repurchases of each class of shares must be determined based on the Net Asset Value no later than fourteen (14) calendar days after the Repurchase Request Deadline (the “Repurchase Pricing Date”). However, the Fund intends to determine the Net Asset Value on the Repurchase Request Deadline, if doing so is not likely to result in significant dilution of the prices of the shares, or as soon as such determination can be made after that date. If the Fund chooses a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s Net Asset Value per share may fluctuate between those dates.

4.	NET ASSET VALUE. As of April 24, 2026, the NAV per share of each outstanding class of shares of the Fund was:
Class S: $15.30
Class D: N/A
Class I: $15.30
Class I Advisory: $15.30
You must determine whether to tender shares prior to the Repurchase Request Deadline, but the Net Asset Value at which the Fund will repurchase shares of each class will not be calculated until the Repurchase Pricing Date. The Net Asset Value may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline (and the Repurchase Pricing Date, if different). The Net Asset Value on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Please call your financial adviser, broker, dealer or other financial intermediary (each, an “Authorized Intermediary”) or the Fund at 1-844-702-1299 or visit www.bmacx.com for the Fund’s most current Net Asset Value per share.
5.
PAYMENT FOR SHARES REPURCHASED. Payment for all shares repurchased pursuant to this Repurchase Offer will be made in cash no later than seven (7) calendar days after the Repurchase Pricing Date. Shares will be deemed to have been accepted for repurchase upon the payment by the Fund for such tendered shares.

6.
INCREASE IN NUMBER OF SHARES REPURCHASED; PRO RATA REPURCHASES. If shareholders tender for repurchase more shares than the number of shares that the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of shares that the Fund is offering to purchase by up to two percent (2%) of the number of shares outstanding on the Repurchase Request Deadline. If the number of shares tendered for repurchase exceeds the number of shares that the Fund is offering to repurchase, the Fund will repurchase tendered shares on a pro rata basis. There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own. In the event of an oversubscribed Repurchase Offer, you will be unable to liquidate some or all of your investment at Net Asset Value and will have to wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase, at which point you will have to complete and submit a new Repurchase Request Form. You would be subject to the risk of Net Asset Value fluctuations during that time. A shareholder who tenders for repurchase only a portion of their shares in the Fund will be required to maintain a minimum account balance of $500. If a shareholder tenders a portion of their shares and the repurchase of that portion would cause the shareholder’s account balance to fall below this required minimum of $500, the Fund reserves the right to repurchase all of such shareholder’s outstanding Shares at the repurchase price in effect on the date the Fund determines that the shareholder has failed to meet the minimum balance, before prorating other amounts tendered. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in the Fund’s NAV. There is no assurance that you will be able to tender your shares when or in the amount that you desire.
7.
WITHDRAWAL OR MODIFICATION OF TENDER OF SHARES FOR REPURCHASE. Shares tendered pursuant to the Repurchase Offer may be withdrawn, or you may change the number of shares tendered for repurchase, at any time prior 4:00 P.M., Eastern Time, on the Repurchase Request Deadline. If your shares are held at your Authorized Intermediary, repurchase requests submitted pursuant to the Repurchase Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to your Authorized Intermediary. In the event you decide to modify or withdraw your tender, you should provide your Authorized Intermediary with sufficient notice prior to the Repurchase Request Deadline. If you have a direct account held with the Fund, repurchase requests submitted pursuant to this Repurchase Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting written notice to the Transfer Agent at the address specified in this Repurchase Offer, and the Transfer Agent or the Fund must receive notice of a withdrawal or modification before the Repurchase Request Deadline.

8.
SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Board of Trustees of the Fund may suspend or postpone this Repurchase Offer only by a majority vote of the Board of Trustees of the Fund (including a majority of the trustees of the Board of Trustees of the Fund who are not “interested persons,” as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and only in the following limited circumstances:

(A)	if making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; or
(B)
for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; or

(C)
for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

(D)	for such other periods as the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.
If the Repurchase Offer is suspended or postponed, the Fund will provide notice to each shareholder of the suspension or postponement. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Repurchase Offer.
9.
EARLY REPURCHASE DEDUCTION. The Fund intends to impose a repurchase fee (the “Early Repurchase Deduction”) of up to two percent (2%) on shares accepted for repurchase that have been held by an investor for less than one year (on a “first in-first out” basis). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such shares. Payment of the Early Repurchase Deduction will be made by reducing the repurchase proceeds. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. Additionally, if your shares are held through an Authorized Intermediary, the Authorized Intermediary may charge transaction or other fees in connection with your Repurchase Request.

As described in the Fund’s prospectus, the Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. In addition, the Fund’s shares may be sold to certain feeder vehicles primarily created to hold the Fund’s shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund will not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. Please review the Fund’s prospectus and contact your Authorized Intermediary for additional information.
10.
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES. You should review the tax information in the Fund’s prospectus and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short- or long-term, depending on the length of time the shares have been held.

11.
PROPER FORM OF REPURCHASE REQUEST DOCUMENTS. All questions as to the validity, form, eligibility (including, for example, the time of receipt) and acceptance of repurchase requests will be determined by the Fund and its Transfer Agent, in their sole discretion, and that determination will be final and binding. The Fund reserves the absolute right to reject any and all tenders of repurchase requests for shares determined not to be in the proper form, or to refuse to accept for payment, purchase, exchange or pay for any shares if, in the opinion of counsel to the Fund or the Transfer Agent, accepting, purchasing, exchanging, or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this Repurchase Offer or any defect in any tender of shares, whether in general or with respect to any particular shares or shareholder(s). The Fund’s interpretations of the terms and conditions of this Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with repurchase requests must be cured within the times as the Fund shall determine. Tenders of shares will not be deemed to have been made until all defects or irregularities have been cured or waived. None of the Fund, Blackstone Private Credit Strategies LLC (the “Adviser”) or Blackstone Securities Partners L.P. (the “Intermediary Manager”) is responsible for any errors committed by any Authorized Intermediary submitting a repurchase request on behalf of a shareholder.

Neither the Fund, the Intermediary Manager, the Adviser or the Transfer Agent nor any other person is or will be obligated to give notice of any defects or irregularities in repurchase requests tendered, nor shall any of them incur any liability for failure to give any such notice.
Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder whether to tender or refrain from tendering shares. Each shareholder must make an independent decision whether to tender shares and, if so, how many shares to tender.
No person has been authorized to make any recommendation on behalf of the Fund whether shareholders should tender pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained in this Repurchase Offer or in the Fund’s prospectus. If given or made, any such recommendations and such information must not be relied upon as having been authorized by the Fund, the Adviser, the Intermediary Manager or Transfer Agent.
For the Fund’s most recent NAV and other information, or for a copy of the Fund’s current prospectus, please contact your Authorized Intermediary, call the Fund at 1-844-702-1299, or visit www.bmacx.com.
Date: May 1, 2026

Repurchase Request Form

Blackstone Private Multi-Asset Credit and Income Fund	FOR ACCOUNTS HELD DIRECTLY WITH THE FUND

Contact Information: Phone: 1-844-702-1299 Fax: 1-877-379-5933 Email: bmacxinbox@sscinc.com
If your account is held through an Authorized Intermediary or other financial intermediary, do not submit this form. Please contact your Authorized Intermediary to submit your repurchase request. None of the Fund, the Adviser or the Intermediary Manager is responsible for any errors committed by your Authorized Intermediary in submitting a repurchase request for you.

This repurchase form is for clients who wish to tender shares for repurchase from their account held directly with the Fund. Shares will be repurchased at a price equal to their net asset value per share on the Repurchase Pricing Date. An Authorized Person elected on the account application must submit this form via fax, e-mail or mail prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If the request is not received by the transfer agent in good order prior to the Repurchase Request Deadline, the request will not be honored.

Repurchase transactions for shares held less than one year are subject to a 2% early repurchase deduction. Additional information about the repurchase offer may be found in the accompanying Repurchase Offer Statement. For more information about the Fund, please visit www.bmacx.com.

Overnight Mailing Address: Blackstone Private Multi-Asset Credit and Income Fund 801 Pennsylvania Avenue Suite 219091 Kansas City, MO 64105-1307

Regular Mailing Address: Blackstone Private Multi-Asset Credit and Income Fund P.O. Box 219091 Kansas City, MO 64121-9091

1.	Account Information

Account Name:	Account Number:

2.	Repurchase Information

A.	Fund name and share class	Fund / Class ticker	Fund / Class number
Blackstone Private Multi-Asset Credit and Income Fund
[ ] Class S		BMASX	09263L106
[ ] Class D		BMADX	09263L205
[ ] Class I		BMACX	09263L304
[ ] Class I Advisory		BMAIX	09263L403

B.	Select the amount requested

☐ All Shares	☐ Share Amount:	☐ Dollar Amount $

C. Optional adjustment to amount requested for repurchase requests by large shareholders [ ] I certify that, based on publicly available information, I have owned more than 5% of the outstanding shares of the Fund within the past six (6) months. Note: Please submit a copy of a recent account statement or other evidence of ownership of Fund shares along with this form.
In making this repurchase request, in the event that total repurchase requests from all shareholders, including me, exceed 5% of the Fund’s total shares as of the repurchase request deadline, I request that, to the extent practicable, my repurchase amount be reduced automatically to the extent necessary to permit the Fund to avoid reducing the number of shares purchased from investors on a pro rata basis.
Notwithstanding the reduction request above, I request that my repurchase request not be reduced to less than:

☐ Share Amount	☐ Dollar Amount $

even if such minimum request results in the number of shares being purchased from investors being reduced on a pro rata basis, in which case I recognize my repurchase amount also will be prorated and thus reduced to less than the above minimum repurchase request.
D.	Deliver proceeds to

☐ Address of record via check	☐ Bank account on record

3.	Signature(s) and Certification
Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account. Provision of this form should not be construed to cause Blackstone Private Credit Strategies LLC, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code.
☐
By asking the Fund to repurchase shares, I (we) accept the Fund’s repurchase offer as provided in this form, the accompanying cover letter and Repurchase Offer Statement, and the Fund’s prospectus. Payment for shares will be issued in the name of the registered account holder to the payment instructions selected in section 2.

☐
The undersigned hereby represents and warrants that: (a) when and to the extent the Fund accepts the shares for repurchase, the Fund will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (b) on request, the undersigned will execute and deliver any additional documents the Fund or its principal underwriter deems necessary or desirable to complete the assignment, transfer and repurchase of the shares tendered hereby; and (c) the undersigned has read and agrees to all of the terms of the Repurchase Offer (as defined in the Repurchase Offer Statement).

☐
The undersigned understands that acceptance of shares by the Fund for repurchase will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Repurchase Offer.

☐
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Repurchase Offer, this tender is irrevocable.

Print Name:	Title:

Telephone Number:	Email:

Signature:	Date:

Print Name:	Title:

Telephone Number:	Email:

Signature:	Date:
(If joint account, both must sign)